Exhibit 99.1 2018 Asia Investor Day September 27, 2018 Exhibit 99.1 2018 Asia Investor Day September 27, 2018

Introduction John A. Hall Senior Vice President, Investor Relations Introduction John A. Hall Senior Vice President, Investor Relations

Cautionary Statements on Forward Looking Statements and Non-GAAP Financial Information Cautionary Statements on Forward Looking Statements and Non-GAAP Financial Information

Note Regarding Forward-Looking Statements This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will, and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Many factors will be important in determining the results of MetLife, Inc., its subsidiaries and affiliates. Forward-looking statements are based on our assumptions and current expectations, which may be inaccurate, and on the current economic environment, which may change. These statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict. Results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. These factors include: (1) adverse effects which may arise in connection with the material weaknesses in our internal control over financial reporting or our failure to promptly remediate them; (2) difficult conditions in the global capital markets; (3) increased volatility and disruption of the global capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (4) exposure to global financial and capital market risks, including as a result of the United Kingdom’s notice of withdrawal from the European Union or other disruption in global political, security or economic conditions; (5) impact on us of comprehensive financial services regulation reform; (6) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (7) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (8) adverse results or other consequences from litigation, arbitration or regulatory investigations; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (10) investment losses and defaults, and changes to investment valuations; (11) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (12) impairments of goodwill and realized losses or market value impairments to illiquid assets; (13) defaults on our mortgage loans; (14) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (15) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (16) downgrades in our claims paying ability, financial strength or credit ratings; (17) a deterioration in the experience of the closed block established in connection with the reorganization of Metropolitan Life Insurance Company; (18) availability and effectiveness of reinsurance, hedging or indemnification arrangements, as well as any default or failure of counterparties to perform; (19) differences between actual claims experience and underwriting and reserving assumptions; 3(ii) Note Regarding Forward-Looking Statements This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will, and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Many factors will be important in determining the results of MetLife, Inc., its subsidiaries and affiliates. Forward-looking statements are based on our assumptions and current expectations, which may be inaccurate, and on the current economic environment, which may change. These statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict. Results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. These factors include: (1) adverse effects which may arise in connection with the material weaknesses in our internal control over financial reporting or our failure to promptly remediate them; (2) difficult conditions in the global capital markets; (3) increased volatility and disruption of the global capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (4) exposure to global financial and capital market risks, including as a result of the United Kingdom’s notice of withdrawal from the European Union or other disruption in global political, security or economic conditions; (5) impact on us of comprehensive financial services regulation reform; (6) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (7) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (8) adverse results or other consequences from litigation, arbitration or regulatory investigations; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (10) investment losses and defaults, and changes to investment valuations; (11) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (12) impairments of goodwill and realized losses or market value impairments to illiquid assets; (13) defaults on our mortgage loans; (14) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (15) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (16) downgrades in our claims paying ability, financial strength or credit ratings; (17) a deterioration in the experience of the closed block established in connection with the reorganization of Metropolitan Life Insurance Company; (18) availability and effectiveness of reinsurance, hedging or indemnification arrangements, as well as any default or failure of counterparties to perform; (19) differences between actual claims experience and underwriting and reserving assumptions; 3(ii)

Note Regarding Forward-Looking Statements (Continued) (20) ineffectiveness of risk management policies and procedures; (21) catastrophe losses; (22) increasing cost and limited market capacity for statutory life insurance reserve financings; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (24) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and any adjustment for nonperformance risk; (25) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from (a) business acquisitions and integrating and managing the growth of such acquired businesses, (b) dispositions of businesses via sale, initial public offering, spin-off or otherwise, including failure to achieve projected operational benefit from such transactions and any restrictions, liabilities, losses or indemnification obligations arising from any transitional services or tax arrangements related to the separation of any business, or from the failure of such a separation to qualify for any intended tax-free treatment, (c) entry into joint ventures, or (d) legal entity reorganizations; (26) unanticipated or adverse developments that could adversely affect our achieving expected operational or other benefits from the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”); (27) liabilities, losses or indemnification obligations arising from our transitional services, investment management or tax arrangements or other agreements with Brighthouse; (28) failure of the separation of Brighthouse to qualify for intended tax-free treatment; (29) legal, regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (30) MetLife, Inc.’s and its subsidiary holding companies’ primary reliance, as holding companies, on dividends from subsidiaries to meet free cash flow targets and debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (31) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (32) changes in accounting standards, practices and/or policies; (33) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (34) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (35) difficulties in marketing and distributing products through our distribution channels; (36) provisions of laws and our incorporation documents that may delay, deter or prevent takeovers and corporate combinations involving MetLife; (37) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (38) any failure to protect the confidentiality of client information; (39) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; (40) the impact of technological changes on our businesses; and (41) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the U.S. Securities and Exchange Commission. 3(iii) Note Regarding Forward-Looking Statements (Continued) (20) ineffectiveness of risk management policies and procedures; (21) catastrophe losses; (22) increasing cost and limited market capacity for statutory life insurance reserve financings; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (24) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and any adjustment for nonperformance risk; (25) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from (a) business acquisitions and integrating and managing the growth of such acquired businesses, (b) dispositions of businesses via sale, initial public offering, spin-off or otherwise, including failure to achieve projected operational benefit from such transactions and any restrictions, liabilities, losses or indemnification obligations arising from any transitional services or tax arrangements related to the separation of any business, or from the failure of such a separation to qualify for any intended tax-free treatment, (c) entry into joint ventures, or (d) legal entity reorganizations; (26) unanticipated or adverse developments that could adversely affect our achieving expected operational or other benefits from the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”); (27) liabilities, losses or indemnification obligations arising from our transitional services, investment management or tax arrangements or other agreements with Brighthouse; (28) failure of the separation of Brighthouse to qualify for intended tax-free treatment; (29) legal, regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (30) MetLife, Inc.’s and its subsidiary holding companies’ primary reliance, as holding companies, on dividends from subsidiaries to meet free cash flow targets and debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (31) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (32) changes in accounting standards, practices and/or policies; (33) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (34) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (35) difficulties in marketing and distributing products through our distribution channels; (36) provisions of laws and our incorporation documents that may delay, deter or prevent takeovers and corporate combinations involving MetLife; (37) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (38) any failure to protect the confidentiality of client information; (39) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; (40) the impact of technological changes on our businesses; and (41) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the U.S. Securities and Exchange Commission. 3(iii)

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) adjusted earnings; and (i) adjusted earnings available to common shareholders; and (ii) premiums, fees and other revenues. (ii) premiums, fees and other revenues (adjusted). In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted earnings available to common shareholders; (ii) net income (loss) available to MetLife, Inc.’s common shareholders; adjusted earnings available to common shareholders, excluding total notable (iii) (iii) net income (loss) available to MetLife, Inc.’s common shareholders; items; (iv) free cash flow of all holding companies; (iv) MetLife, Inc.'s net cash provided by (used in) operating activities; (v) adjusted expense ratio; (v) expense ratio; (vi) direct expense ratio; and (vi) expense ratio; and (vii) managed assets. (vii) total investments. 3(iv) Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) adjusted earnings; and (i) adjusted earnings available to common shareholders; and (ii) premiums, fees and other revenues. (ii) premiums, fees and other revenues (adjusted). In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted earnings available to common shareholders; (ii) net income (loss) available to MetLife, Inc.’s common shareholders; adjusted earnings available to common shareholders, excluding total notable (iii) (iii) net income (loss) available to MetLife, Inc.’s common shareholders; items; (iv) free cash flow of all holding companies; (iv) MetLife, Inc.'s net cash provided by (used in) operating activities; (v) adjusted expense ratio; (v) expense ratio; (vi) direct expense ratio; and (vi) expense ratio; and (vii) managed assets. (vii) total investments. 3(iv)

Explanatory Note on Non-GAAP Financial Information (Continued) Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings available to common shareholders; and • adjusted earnings available to common shareholders, excluding total notable items. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results. Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments. The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA Fees). 3(v) Explanatory Note on Non-GAAP Financial Information (Continued) Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings available to common shareholders; and • adjusted earnings available to common shareholders, excluding total notable items. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results. Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments. The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA Fees). 3(v)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses: • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA Fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio and adjusted expense ratio • Expense ratio: other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues. The following additional information is relevant to an understanding of MetLife’s performance results: • Statistical sales information for Asia: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. • All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 3(vi) Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses: • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA Fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio and adjusted expense ratio • Expense ratio: other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues. The following additional information is relevant to an understanding of MetLife’s performance results: • Statistical sales information for Asia: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. • All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 3(vi)

Explanatory Note on Non-GAAP Financial Information (Continued) • Managed Assets is a financial measure based on methodologies other than GAAP. MetLife utilizes “Managed Assets” to describe assets in its general account investment portfolio which are actively managed and reflected at estimated fair value. MetLife believes the use of Managed Assets enhances the understanding and comparability of its general account investment portfolio by excluding assets such as policy loans and other invested assets, as substantially all of those assets are not actively managed in MetLife’s general account investment portfolio. Contractholder-directed equity securities and fair value option securities are also excluded as they are primarily comprised of contractholder-directed unit-linked investments, where the contractholder, and not MetLife, directs the investment of these funds. Mortgage loans and certain real estate investments have also been adjusted from carrying value to estimated fair value. Classification of Managed Assets by sector is based on the nature and characteristics of the underlying investments, which can vary from how they are classified under GAAP. Managed Assets at the segment and country level also excludes intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level. Managed Assets is a non-GAAP financial measure and should not be viewed as a substitute for Total Investments, the most directly comparable GAAP measure. 3(vii) Explanatory Note on Non-GAAP Financial Information (Continued) • Managed Assets is a financial measure based on methodologies other than GAAP. MetLife utilizes “Managed Assets” to describe assets in its general account investment portfolio which are actively managed and reflected at estimated fair value. MetLife believes the use of Managed Assets enhances the understanding and comparability of its general account investment portfolio by excluding assets such as policy loans and other invested assets, as substantially all of those assets are not actively managed in MetLife’s general account investment portfolio. Contractholder-directed equity securities and fair value option securities are also excluded as they are primarily comprised of contractholder-directed unit-linked investments, where the contractholder, and not MetLife, directs the investment of these funds. Mortgage loans and certain real estate investments have also been adjusted from carrying value to estimated fair value. Classification of Managed Assets by sector is based on the nature and characteristics of the underlying investments, which can vary from how they are classified under GAAP. Managed Assets at the segment and country level also excludes intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level. Managed Assets is a non-GAAP financial measure and should not be viewed as a substitute for Total Investments, the most directly comparable GAAP measure. 3(vii)

Reconciliations Reconciliations

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted Earnings Available to Common Shareholders - Asia

(In millions)	2015	2016	2017	1H 2017	1H 2018
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 1,809	$ 1,418	$ 1,296	$ 683	$ 798
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:					
Less: Net investment gains (losses)	459	230	128	98	83
Less: Net derivative gains (losses)	67	(47)	31	49	82
Less: Other adjustments to continuing operations	(120)	26	(43)	(16)	(13)
Less: Provision for income tax (expense) benefit	19	(13)	(47)	(52)	(43)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	4	2	2	1	1
Adjusted earnings available to common shareholders	$ 1,388	$ 1,224	$ 1,229	$ 605	$ 690
Less: Total notable items	36	(91)	5	9	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 1,352	$ 1,315	$ 1,224	$ 596	$ 690

3(ix)

Reconciliation of Premiums, Fees & Other Revenues to Adjusted Premiums, Fees & Other Revenues - Asia

(In millions)	2015	2016	2017	1H 2017	1H 2018
Total premiums, fees and other revenues	$ 8,559	$ 8,983	$ 8,417	$ 4,151	$ 4,225
Less: Unearned revenue adjustments	12	31	13	11	(7)
Less: Settlement of foreign currency earnings hedges	(37)	4	22	11	9
Less: Divested businesses and lag elimination[1]	—	497	—	—	—
Total adjusted premiums, fees and other revenues	$ 8,584	$ 8,451	$ 8,382	$ 4,129	$ 4,223

[1] For the year ended December 31, 2016, divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

3(x)

Reconciliation of Premiums, Fees & Other Revenues to Adjusted Premiums, Fees & Other Revenues - Japan

(In millions)	2015	2016	2017
Total premiums, fees and other revenues	$ 6,160	$ 6,994	$ 6,357
Less: Unearned revenue adjustments	12	31	13
Less: Settlement of foreign currency earnings hedges	(37)	4	22
Less: Divested businesses and lag elimination[1]	—	497	—
Total adjusted premiums, fees and other revenues	$ 6,185	$ 6,462	$ 6,322

[1] For the year ended December 31, 2016, divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

3(xi)

Expense Detail and Ratios - Asia

(In millions, except ratio data)	2015	2016	2017	1H 2017	1H 2018
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis					
Capitalization of DAC	$ (1,720)	$ (1,773)	$ (1,710)	$ (848)	$ (960)
Less: Divested businesses and lag elimination[1]	—	(105)	—	—	—
Capitalization of DAC, as reported on an adjusted basis	$ (1,720)	$ (1,668)	$ (1,710)	$ (848)	$ (960)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis					
Other expenses	$ 3,607	$ 3,813	$ 3,640	$ 1,783	$ 1,932
Less: Noncontrolling interest	(5)	(3)	(3)	(1)	(2)
Less: Regulatory implementation costs	—	(1)	—	—	—
Less: Acquisition, integration and other costs	1	37	30	14	6
Less: Divested businesses and lag elimination[1]	—	194	—	—	—
Other expenses, as reported on an adjusted basis	$ 3,611	$ 3,586	$ 3,613	$ 1,770	$ 1,928
Other Detail and Ratios					
Other expenses	$ 3,607	$ 3,813	$ 3,640	$ 1,783	$ 1,932
Add: Capitalization of DAC	(1,720)	(1,773)	(1,710)	(848)	(960)
Other expenses, net of capitalization of DAC	$ 1,887	$ 2,040	$ 1,930	$ 935	$ 972
Total premiums, fees and other revenues	$ 8,559	$ 8,983	$ 8,417	$ 4,151	$ 4,225
Expense ratio	22.0%	22.7%	22.9%	22.5%	23.0%
Direct expenses	$ 1,245	$ 1,281	$ 1,295	$ 606	$ 666
Other expenses, as reported on an adjusted basis	$ 3,611	$ 3,586	$ 3,613	$ 1,770	$ 1,928
Add: Capitalization of DAC, as reported on an adjusted basis	(1,720)	(1,668)	(1,710)	(848)	(960)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 1,891	$ 1,918	$ 1,903	$ 922	$ 968
Total adjusted premiums, fees and other revenues	$ 8,584	$ 8,451	$ 8,382	$ 4,129	$ 4,223
Direct expense ratio	14.5%	15.2%	15.4%	14.7%	15.8%
Adjusted expense ratio	22.0%	22.7%	22.7%	22.3%	22.9%

[1] For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

3(xii)

Expense Detail and Ratios - Japan

(In millions, except ratio data)	2015	2016	2017
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis			
Capitalization of DAC	$ (1,247)	$ (1,370)	$ (1,243)
Less: Divested businesses and lag elimination[1]	—	(105)	—
Capitalization of DAC, as reported on an adjusted basis	$ (1,247)	$ (1,265)	$ (1,243)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis			
Other expenses	$ 2,567	$ 2,899	$ 2,650
Less: Noncontrolling interest	(2)	(3)	(3)
Less: Regulatory implementation costs	—	—	—
Less: Acquisition, integration and other costs	—	37	26
Less: Divested businesses and lag elimination[1]	—	194	—
Other expenses, as reported on an adjusted basis	$ 2,569	$ 2,671	$ 2,627
Other Detail and Ratios			
Other expenses	$ 2,567	$ 2,899	$ 2,650
Add: Capitalization of DAC	(1,247)	(1,370)	(1,243)
Other expenses, net of capitalization of DAC	$ 1,320	$ 1,529	$ 1,407
Total premiums, fees and other revenues	$ 6,160	$ 6,994	$ 6,357
Expense ratio	21.4%	21.9%	22.1%
Direct expenses	$ 875	$ 934	$ 927
Other expenses, as reported on an adjusted basis	$ 2,569	$ 2,671	$ 2,627
Add: Capitalization of DAC, as reported on an adjusted basis	(1,247)	(1,265)	(1,243)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 1,322	$ 1,406	$ 1,384
Total adjusted premiums, fees and other revenues	$ 6,185	$ 6,462	$ 6,322
Direct expense ratio	14.1%	14.5%	14.7%
Adjusted expense ratio	21.4%	21.8%	21.9%

[1] For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

3(xiii)

Reconciliation of Total Investments to Managed Assets

Asia

($ millions)

	2015	2016	2017	1H 2017	1H 2018
Total Investments	$ 87,267	$ 93,370	$ 106,809	$ 100,862	$ 110,435
Plus: Cash and cash equivalents	1,869	2,376	2,414	2,898	3,623
Plus: Fair value adjustments	267	224	488	489	570
Less: Policy loans	1,430	1,468	1,578	1,518	1,607
Less: Other invested assets	(2,503)	(3,448)	(1,027)	(2,766)	326
Less: Fair value option securities	3,076	2,659	2,526	2,612	2,350
Less: Investments in subsidiaries	81	96	88	95	91
Managed Assets	$ 87,319	$ 95,195	$ 106,546	$ 102,790	$ 110,254

Japan

($ millions)

	2015	1H 2018
Total Investments	$ 76,127	$ 97,833
Plus: Cash and cash equivalents	1,408	3,114
Plus: Fair value adjustments	267	570
Less: Policy loans	937	1,050
Less: Other invested assets	(2,406)	47
Less: Fair value option securities	2,920	2,236
Less: Investments in subsidiaries	81	85
Managed Assets	$ 76,270	$ 98,099

3(xiv)

Agenda 1. Asia Overview Kishore Ponnavolu, President, Asia Rebecca Tadikonda, EVP, Head of Strategic Growth Markets, Asia and Chief Strategy Officer 2. Asia Financial Overview John D. McCallion, EVP and Chief Financial Officer 3. Japan Overview Sachin N. Shah, EVP and General Manager, Japan 4. Japan Distribution Koichiro (Koichi) Yamaguchi, SVP and Sales Channel Head, Japan 5. Japan Financial Overview Nicholas Walters, SVP and Chief Financial Officer, Japan 6. China Overview Siyi Sun, SVP and General Manager, China 7. Closing Remarks Kishore Ponnavolu, President, Asia 8. Q&A 4 Agenda 1. Asia Overview Kishore Ponnavolu, President, Asia Rebecca Tadikonda, EVP, Head of Strategic Growth Markets, Asia and Chief Strategy Officer 2. Asia Financial Overview John D. McCallion, EVP and Chief Financial Officer 3. Japan Overview Sachin N. Shah, EVP and General Manager, Japan 4. Japan Distribution Koichiro (Koichi) Yamaguchi, SVP and Sales Channel Head, Japan 5. Japan Financial Overview Nicholas Walters, SVP and Chief Financial Officer, Japan 6. China Overview Siyi Sun, SVP and General Manager, China 7. Closing Remarks Kishore Ponnavolu, President, Asia 8. Q&A 4

Asia Overview Kishore Ponnavolu President, Asia Asia Overview Kishore Ponnavolu President, Asia

Introduction • Asia is a significant opportunity for growth and value • MetLife is well-positioned to capture growth in the region • MetLife Asia is aligned with the Enterprise strategy • MetLife Asia creates substantial shareholder value 6 Introduction • Asia is a significant opportunity for growth and value • MetLife is well-positioned to capture growth in the region • MetLife Asia is aligned with the Enterprise strategy • MetLife Asia creates substantial shareholder value 6

Attractive Industry Growth Prospects in Asia 1,2 Gross Written Premiums Key Trends ($ in billions) • Fast growing region $1,154 • Expanding middle class • Aging populations • Demand for savings and protection products $968 • Emergence of digital distribution 2015 2017 1 2 7 Total industry based on gross written premiums including premiums for life, health and retirement products. Source: Swiss Re. Attractive Industry Growth Prospects in Asia 1,2 Gross Written Premiums Key Trends ($ in billions) • Fast growing region $1,154 • Expanding middle class • Aging populations • Demand for savings and protection products $968 • Emergence of digital distribution 2015 2017 1 2 7 Total industry based on gross written premiums including premiums for life, health and retirement products. Source: Swiss Re.

Diversified Footprint in Asia Overview • Present in 10 markets with 11 Life businesses South Korea • #4 Multinational insurer in Asia by Japan China Nepal GWP in 2017 Bangladesh India 2 Hong Kong (SAR) Vietnam • Asia contributed >25% of 2017 1 Enterprise adjusted earnings Malaysia Singapore • Innovation center in Singapore Australia 1 2 Adjusted earnings available to common shareholders. Hong Kong Special Administrative Region. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 8 reconciliations. Diversified Footprint in Asia Overview • Present in 10 markets with 11 Life businesses South Korea • #4 Multinational insurer in Asia by Japan China Nepal GWP in 2017 Bangladesh India 2 Hong Kong (SAR) Vietnam • Asia contributed >25% of 2017 1 Enterprise adjusted earnings Malaysia Singapore • Innovation center in Singapore Australia 1 2 Adjusted earnings available to common shareholders. Hong Kong Special Administrative Region. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 8 reconciliations.

Maintaining Strong Growth

2017 Life Gross Written Premiums by Market[1]

($ in billions)

Market	Industry	Industry 2015-2017 CAGR	MetLife Asia 2015-2017 CAGR
China	$408	30%	15%
Japan	$290	(7)%	6%
Korea	$106	(1)%	0%
India	$73	13%	16%
Hong Kong (SAR)[2]	$58	18%	(4)%
Australia	$33	(14)%	(2)%
Malaysia	$9	7%	4%
Vietnam	$3	30%	177%
Bangladesh	$1	8%	12%
Nepal	$0.5	29%	28%

MetLife Asia Highlights

- Double-digit growth in China
- Japan and Korea outperforming the industry
- Strong performance from most other businesses in Asia

MetLife

[1] Source: Industry internal analysis based on publicly available information and Swiss Re reports.
[2] Hong Kong Special Administrative Region.

9

Balanced Product and Distribution Mix 1H 2018: Sales Product Mix 1H 2018: Sales Distribution Mix 1 Other 9% Career Protection Retirement Agency 32% 33% 29% Bancassurance 28% Savings Independent 35% Agency 34% 1 Includes Group and Direct Marketing sales. Group includes sales achieved by direct, agency and employee benefit brokers. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, 10 definitions and/or reconciliations. Balanced Product and Distribution Mix 1H 2018: Sales Product Mix 1H 2018: Sales Distribution Mix 1 Other 9% Career Protection Retirement Agency 32% 33% 29% Bancassurance 28% Savings Independent 35% Agency 34% 1 Includes Group and Direct Marketing sales. Group includes sales achieved by direct, agency and employee benefit brokers. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, 10 definitions and/or reconciliations.

Asia Overview Rebecca Tadikonda Executive Vice President, Head of Strategic Growth Markets, Asia and Chief Strategy Officer Asia Overview Rebecca Tadikonda Executive Vice President, Head of Strategic Growth Markets, Asia and Chief Strategy Officer

Asia Aligned with MetLife’s Enterprise Strategy Deliver the right solutions Optimize value for the right customers and risk Strengthen Drive operational excellence distribution advantage 12 Asia Aligned with MetLife’s Enterprise Strategy Deliver the right solutions Optimize value for the right customers and risk Strengthen Drive operational excellence distribution advantage 12

Strategic Growth Markets in Asia Overview • Attractive market fundamentals – Large growing population China – Growing middle class Nepal Bangladesh India Hong Kong (SAR) – Increasing financial service needs Vietnam Malaysia • Leveraging MetLife core capabilities – Local expertise – Customer focus – Partnerships and distribution – Digital, data, and innovation 13 Strategic Growth Markets in Asia Overview • Attractive market fundamentals – Large growing population China – Growing middle class Nepal Bangladesh India Hong Kong (SAR) – Increasing financial service needs Vietnam Malaysia • Leveraging MetLife core capabilities – Local expertise – Customer focus – Partnerships and distribution – Digital, data, and innovation 13

Asia Financial Overview John D. McCallion Executive Vice President and Chief Financial Officer Asia Financial Overview John D. McCallion Executive Vice President and Chief Financial Officer

Introduction • Maximize value creation • Focus on operating efficiency • Improve cash generation • Solid year-to-date results 15 Introduction • Maximize value creation • Focus on operating efficiency • Improve cash generation • Solid year-to-date results 15

Asia Financial Scorecard

($ in millions)	2015	2017	Change[1]	1H 2017	1H 2018	Change
Value and Growth						
Statutory IRR	11.3%	13.1%	+180bps	12.8%	14.0%	+120bps
Sales	$2,359	$2,414	1%	$1,254	$1,338	7%
Revenues and Assets						
Gross Written Premiums	$17,639	$20,129	7%	$9,957	$12,250	23%
Assets Under Management[2]	$87,319	$106,546	10%	$102,790	$110,254	7%
Adjusted Premiums, Fees, and Other Revenues (PFOs)	$8,584	$8,382	(1)%	$4,129	$4,223	2%

[1] Period-to-period CAGR except for Statutory IRR, which show ratio differences between 2015 and 2017. [2] MetLife refers to assets under management as "Managed Assets".
See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

MetLife
16

Asia Financial Scorecard *(Continued)*

($ in millions)	2015	2017	Change[1]	1H 2017	1H 2018	Change
Earnings						
Adjusted Earnings[2]	$1,352	$1,224	(5)%	$596	$690	16%
Efficiency						
Statutory Expense Ratio[3]	21.0%	19.9%	(110)bps	19.7%	17.6%	(210)bps
Direct Expense Ratio	14.5%	15.4%	+90bps	14.7%	15.8%	+110bps
Cash						
Dividend[4]	$444	$744	29%	$60	$367	512%

Timing[5]

[1] Period-to-period CAGR except for expense ratios, which show ratio differences between 2015 and 2017. [2] Excludes total notable items. [3] Gross country expenses divided by gross written premiums. [4] Cash distribution to the holding companies. [5] Change primarily reflects shift in timing within the year.
See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

MetLife
17

Improving Returns and Capital Efficiency 1 New Business Profitability ($ in millions) Internal Rate of Payback Capital Deployed Sales Return (IRR) (Years) 2017 ~$800 $2,414 13.1% 8 2016 ~$900 $2,234 12.3% 10 2015 ~$1,000 $2,359 11.3% 11 1 Under mean reversion scenario for New Business Embedded Value Reporting. New Business Embedded Value is the present value of future profits from new sales. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 18 Improving Returns and Capital Efficiency 1 New Business Profitability ($ in millions) Internal Rate of Payback Capital Deployed Sales Return (IRR) (Years) 2017 ~$800 $2,414 13.1% 8 2016 ~$900 $2,234 12.3% 10 2015 ~$1,000 $2,359 11.3% 11 1 Under mean reversion scenario for New Business Embedded Value Reporting. New Business Embedded Value is the present value of future profits from new sales. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 18

Capital Deployed in Asia Above Hurdle Rate IRR above hurdle rate (4+%) IRR above hurdle rate (0-4%) IRR below hurdle rate 1 2017 New Business 98% of Capital Deployed Above Hurdle Rate 1 2016 New Business 88% of Capital Deployed Above Hurdle Rate 1 Under mean reversion scenario for New Business Embedded Value Reporting. New Business Embedded Value is the present value of future profits from new sales. 19 IRR Above Hurdle Rate Capital Deployed in Asia Above Hurdle Rate IRR above hurdle rate (4+%) IRR above hurdle rate (0-4%) IRR below hurdle rate 1 2017 New Business 98% of Capital Deployed Above Hurdle Rate 1 2016 New Business 88% of Capital Deployed Above Hurdle Rate 1 Under mean reversion scenario for New Business Embedded Value Reporting. New Business Embedded Value is the present value of future profits from new sales. 19 IRR Above Hurdle Rate

Fast Growing Statutory Premium

($ in millions)

Gross Written Premiums[1]


CAGR
+7%
$17,639
$18,913
$20,129
+23%
$9,957
$12,250
2015
2016
2017
1H 2017
1H 2018

Adjusted PFOs[2]


CAGR
-1%
$8,584
$8,451
$8,382
+2%
$4,129
$4,223
2015
2016
2017
1H 2017
1H 2018

Highlights

- Solid topline growth illustrated by growth in gross written premiums
- Business mix shift to FAS 97 products obscures adjusted PFOs
- Contribution from joint ventures not reflected in adjusted PFOs

[1] Statutory measure. Gross Written Premiums includes operating joint ventures. [2] Non-GAAP measure.
See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

MetLife
20

Growing and Diversified General Account 2 1 Assets Under Management By Currency Composition ($ in millions) +7% $110,254 CAGR +10% $106,546 Other $102,790 $95,195 JPY AUD $87,319 USD 2015 2016 2017 1H 2017 1H 2018 1 2 MetLife refers to assets under management as “Managed Assets”. As of June 30, 2018. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 21 reconciliations. Growing and Diversified General Account 2 1 Assets Under Management By Currency Composition ($ in millions) +7% $110,254 CAGR +10% $106,546 Other $102,790 $95,195 JPY AUD $87,319 USD 2015 2016 2017 1H 2017 1H 2018 1 2 MetLife refers to assets under management as “Managed Assets”. As of June 30, 2018. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 21 reconciliations.

1 Adjusted Earnings Growth Masked by Non-Recurring Items 1 Adjusted Earnings Highlights ($ in millions) • Several non-recurring items favorably impacted 2015 CAGR -5% $1,352 $1,315 • Japan’s tax rate true up to $1,224 35% negatively impacted 2017 • Transformation creates platform for growth +16% $690 $596 2015 2016 2017 1H 2017 1H 2018 1 Excludes total notable items. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 22 1 Adjusted Earnings Growth Masked by Non-Recurring Items 1 Adjusted Earnings Highlights ($ in millions) • Several non-recurring items favorably impacted 2015 CAGR -5% $1,352 $1,315 • Japan’s tax rate true up to $1,224 35% negatively impacted 2017 • Transformation creates platform for growth +16% $690 $596 2015 2016 2017 1H 2017 1H 2018 1 Excludes total notable items. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 22

Improving Operational Efficiency

Statutory Expense Ratio[1]


-110bps
-210bps
21.0%
20.4%
19.9%
19.7%
17.6%
2015
2016
2017
1H 2017
1H 2018

Direct Expense Ratio


+90bps
+110bps
14.5%
15.2%
15.4%
14.7%
15.8%
2015
2016
2017
1H 2017
1H 2018

Highlights

- Disciplined expense execution driving operational efficiency
- Solid contribution to Enterprise Unit Cost Initiative
- Business mix shift to FAS 97 products obscures direct expense ratio

[1] Gross country expenses divided by gross written premiums. This ratio includes operating joint ventures.
See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

MetLife
23

Sustainable Cash Growth Cash Distribution Highlights ($ in millions) • Seek to increase cash distribution from remitting businesses $744 CAGR • Dividends to holding companies +29% 1 were 61% of adjusted earnings $631 in 2017 • Reduce statutory volatility $444 +512% $367 $60 2015 2016 2017 1H 2017 1H 2018 1 Excludes notable items. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 24 Sustainable Cash Growth Cash Distribution Highlights ($ in millions) • Seek to increase cash distribution from remitting businesses $744 CAGR • Dividends to holding companies +29% 1 were 61% of adjusted earnings $631 in 2017 • Reduce statutory volatility $444 +512% $367 $60 2015 2016 2017 1H 2017 1H 2018 1 Excludes notable items. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 24

Key Takeaways • Maximize value creation • Focus on operating efficiency • Improve cash generation • Solid year-to-date results 25 Key Takeaways • Maximize value creation • Focus on operating efficiency • Improve cash generation • Solid year-to-date results 25

Japan Overview Sachin N. Shah Executive Vice President and General Manager, Japan Japan Overview Sachin N. Shah Executive Vice President and General Manager, Japan

Introduction • Strong value creation and growth • Diverse distribution platform • Solid financial performance 27 Introduction • Strong value creation and growth • Diverse distribution platform • Solid financial performance 27

Effectively Balancing Cash and Growth 1 Gross Written A&H and FX Premiums Sales +12% YoY Growth +22% YoY Growth Dividend 9M In-force Policies +15% YoY Growth ¥10T Total Assets 1 Accident & Health. Note: Growth results based on Japan fiscal year-end 2017 vs Japan fiscal year-end 2016. In-force policies and total assets as of Japan fiscal year-end 2017. 28 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. Effectively Balancing Cash and Growth 1 Gross Written A&H and FX Premiums Sales +12% YoY Growth +22% YoY Growth Dividend 9M In-force Policies +15% YoY Growth ¥10T Total Assets 1 Accident & Health. Note: Growth results based on Japan fiscal year-end 2017 vs Japan fiscal year-end 2016. In-force policies and total assets as of Japan fiscal year-end 2017. 28 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

Accelerating Value Focus Areas • Optimize product and distribution mix • Achieve or exceed benchmark statutory expense ratio • Improve capital efficiency • Accelerate growth in target segments 29 Accelerating Value Focus Areas • Optimize product and distribution mix • Achieve or exceed benchmark statutory expense ratio • Improve capital efficiency • Accelerate growth in target segments 29

Optimizing Value and Risk Sales – MetLife Japan Highlights • Pivot from Yen to FX Life and FX Annuity products 19% 23% 24% 29% • Optimization reduced A&H volume – Suspension of single premium product 35% 55% – Decreased package sales with 68% 77% Yen Life – Deliberate scale-down of 36% sponsor business 21% 9% 4% 2015 2016 2017 1H 2018 A&H FX Yen See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 30 Optimizing Value and Risk Sales – MetLife Japan Highlights • Pivot from Yen to FX Life and FX Annuity products 19% 23% 24% 29% • Optimization reduced A&H volume – Suspension of single premium product 35% 55% – Decreased package sales with 68% 77% Yen Life – Deliberate scale-down of 36% sponsor business 21% 9% 4% 2015 2016 2017 1H 2018 A&H FX Yen See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 30

Driving Operational Excellence Statutory Expense Ratio¹ Highlights • Real Estate consolidation 8.4% 8.0% 7.5% • Process automation Benchmark 7.1% (2017 Top 2.3% 1.9% Quartile) • Digitalization 1.5% 5.6% 1.1% 6.1% 6.1% 5.6% 4.5% 2015 2016 2017 1Q 2018 Sales Management Expense General Administration Expense 1 Gross country expenses divided by gross written premiums. Japan fiscal year basis (April 1 - March 31). 31 Driving Operational Excellence Statutory Expense Ratio¹ Highlights • Real Estate consolidation 8.4% 8.0% 7.5% • Process automation Benchmark 7.1% (2017 Top 2.3% 1.9% Quartile) • Digitalization 1.5% 5.6% 1.1% 6.1% 6.1% 5.6% 4.5% 2015 2016 2017 1Q 2018 Sales Management Expense General Administration Expense 1 Gross country expenses divided by gross written premiums. Japan fiscal year basis (April 1 - March 31). 31

Outgrowing the Market

GWP Growth – MetLife Japan vs. Market

CAGR (2015-2017)


Market
(7)%
MetLife Japan
6%
Company A
(3)%
Company B
(5)%
Company C
(10)%
Company D
(14)%

Highlights

- Growth in FX products
  - Early pivot from Yen to FX
  - Product and sales expertise
  - Diverse distribution channels
- Increased A&H persistency

MetLife

Note: Japan fiscal year basis (April 1 - March 31).
Source: MetLife internal analysis based on publicly available information.

32

Improved Value and Free Cash Flow 2017 vs. 2015 1 Change New Business - Capital Deployed (11)% 30% Sales / Capital Deployed 82 bps Statutory IRR (3) Years Payback Period 2 Dividend 20% 1 2015 to 2017 CAGR except for Sales / Capital Deployed, Statutory IRR and Payback Period, which show the differences between 2015 and 2017. 2 Cash distribution to the holding companies. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 33 reconciliations. Improved Value and Free Cash Flow 2017 vs. 2015 1 Change New Business - Capital Deployed (11)% 30% Sales / Capital Deployed 82 bps Statutory IRR (3) Years Payback Period 2 Dividend 20% 1 2015 to 2017 CAGR except for Sales / Capital Deployed, Statutory IRR and Payback Period, which show the differences between 2015 and 2017. 2 Cash distribution to the holding companies. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 33 reconciliations.

Delivering the Right Solutions for the Right Customers • Longevity concerns for social security sustainability • Financial literacy and retirement planning challenges • Growing demands for dependable partner • Brand Differentiation Change Rougo Source: Reality check-ups report from The Economist Intelligence Unit (Oct 2017). 34 Delivering the Right Solutions for the Right Customers • Longevity concerns for social security sustainability • Financial literacy and retirement planning challenges • Growing demands for dependable partner • Brand Differentiation Change Rougo Source: Reality check-ups report from The Economist Intelligence Unit (Oct 2017). 34

Differentiated Customer Value Proposition

What drives customer choice?



Product / Coverage
31%
Value-added services
18%
Customer experience
51%

Our Differentiated Customer Proposition

Market leading products



LIVE SMART

Holistic end-to-end services



360Health

Digital enabled experience



MetLife

Source: MetLife internal analysis based on information from MetLife Japan surveys conducted in 2017.

35

Key Takeaways • Improving value creation and free cash flow • Outperforming the market • Ongoing improvements in operational efficiency • Investing to sustain growth and performance See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, 36 definitions and/or reconciliations. Key Takeaways • Improving value creation and free cash flow • Outperforming the market • Ongoing improvements in operational efficiency • Investing to sustain growth and performance See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, 36 definitions and/or reconciliations.

Japan Distribution Koichiro (Koichi) Yamaguchi Senior Vice President and Sales Channel Head, Japan Japan Distribution Koichiro (Koichi) Yamaguchi Senior Vice President and Sales Channel Head, Japan

Introduction • Diversified distribution platform and product portfolio • Broad customer reach • Competitively advantaged distribution mix • Well positioned in growing channels 38 Introduction • Diversified distribution platform and product portfolio • Broad customer reach • Competitively advantaged distribution mix • Well positioned in growing channels 38

Diversified Distribution Platform and Product Portfolio 1H 2018: Sales Distribution Mix 1H 2018: Sales Product Mix Direct Yen Life & Marketing Other 6% 4% Career A&H Agency 19% 20% FX Bancassurance Annuities FX Life 39% Independent 43% (Level Agency Premium) 21% 26% Large Agency 14% FX Life (Single Premium) 8% See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 39 Diversified Distribution Platform and Product Portfolio 1H 2018: Sales Distribution Mix 1H 2018: Sales Product Mix Direct Yen Life & Marketing Other 6% 4% Career A&H Agency 19% 20% FX Bancassurance Annuities FX Life 39% Independent 43% (Level Agency Premium) 21% 26% Large Agency 14% FX Life (Single Premium) 8% See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 39

Broad Customer Reach

Channels		Customer Segments	Customer Needs	Products
Bancassurance		• Affluent, Senior	• Asset management, Inheritance, Retirement	• FX Life (Single Premium) • FX Annuities (Single Premium)
Career Agency		• Affluent, Corporate Owner, Family	• Protection, Savings, Tax planning	• FX Life (Level Premium) • A&H
Independent Agency				
Large Agency		• Family, Single	• Protection, Savings	
Direct Mktg	Telemarketing	• Senior	• Medical protection	• A&H
	Digital	• Single	• Medical protection	

MetLife

40

Well Positioned in Growing Channels Sales by Growing Channels Highlights ($ in millions) • Capturing opportunities in growing market segments Bancassurance Large Agency $140 $400 • Nationwide partnerships $350 $120 CAGR CAGR $300 +38% $100 +39% • 100+ financial institutions $250 $80 $200 • ~300 large agencies $60 $150 $40 $100 • Strong account and relationship management $20 $50 $0 $0 1H 2016 1H 2017 1H 2018 1H 2016 1H 2017 1H 2018 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 41 Well Positioned in Growing Channels Sales by Growing Channels Highlights ($ in millions) • Capturing opportunities in growing market segments Bancassurance Large Agency $140 $400 • Nationwide partnerships $350 $120 CAGR CAGR $300 +38% $100 +39% • 100+ financial institutions $250 $80 $200 • ~300 large agencies $60 $150 $40 $100 • Strong account and relationship management $20 $50 $0 $0 1H 2016 1H 2017 1H 2018 1H 2016 1H 2017 1H 2018 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 41

Key Takeaways • Unique distribution platform with broad reach • Product portfolio provides risk diversification • Well positioned in growing channels • Investing to maintain competitive advantage 42 Key Takeaways • Unique distribution platform with broad reach • Product portfolio provides risk diversification • Well positioned in growing channels • Investing to maintain competitive advantage 42

Japan Financial Overview Nicholas Walters Senior Vice President and Chief Financial Officer, Japan Japan Financial Overview Nicholas Walters Senior Vice President and Chief Financial Officer, Japan

Introduction • Solid sales and premium growth • Adjusted PFOs impacted by Yen Life actions • Underlying expense efficiency improving 1 • Assets under management reflecting solid business growth • Effective allocation of cash and capital 1 MetLife refers to assets under management as “Managed Assets”. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 44 reconciliations. Introduction • Solid sales and premium growth • Adjusted PFOs impacted by Yen Life actions • Underlying expense efficiency improving 1 • Assets under management reflecting solid business growth • Effective allocation of cash and capital 1 MetLife refers to assets under management as “Managed Assets”. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 44 reconciliations.

Sales Growth in Targeted Products Sales Highlights ($ in millions) • Value action execution CAGR -5% $1,541 • Strong growth from high-value targeted products $1,380 $1,378 • 2015 – 2017 growth of 12%, excluding Yen Life & Other +25% $871 CAGR 1 +12% $699 2015 2016 2017 1H 2017 1H 2018 FX Life (Level Premium) FX Life (Single Premium) Annuities A&H Yen Life & Other 1 CAGR excluding Yen Life & Other. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 45 reconciliations. Sales Growth in Targeted Products Sales Highlights ($ in millions) • Value action execution CAGR -5% $1,541 • Strong growth from high-value targeted products $1,380 $1,378 • 2015 – 2017 growth of 12%, excluding Yen Life & Other +25% $871 CAGR 1 +12% $699 2015 2016 2017 1H 2017 1H 2018 FX Life (Level Premium) FX Life (Single Premium) Annuities A&H Yen Life & Other 1 CAGR excluding Yen Life & Other. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 45 reconciliations.

Solid Statutory Premium Growth ($ in billions) 1 Gross Written Premiums Highlights CAGR $ 16 • Growth in FX sales +6% $ 12 • Increased A&H persistency 8 $ • Product mix shift highlights $ 4 recognition differences 2015 2016 2017 2 Adjusted PFOs $ 8 CAGR -2% 6 $ 4 $ 2 $ 2015 2016 2017 Yen Life & Other FX Life (Level Premium) Annuities A&H FX Life (Single Premium) 1 2 Statutory measure. Non-GAAP measure. 46 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. Solid Statutory Premium Growth ($ in billions) 1 Gross Written Premiums Highlights CAGR $ 16 • Growth in FX sales +6% $ 12 • Increased A&H persistency 8 $ • Product mix shift highlights $ 4 recognition differences 2015 2016 2017 2 Adjusted PFOs $ 8 CAGR -2% 6 $ 4 $ 2 $ 2015 2016 2017 Yen Life & Other FX Life (Level Premium) Annuities A&H FX Life (Single Premium) 1 2 Statutory measure. Non-GAAP measure. 46 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

Adjusted PFOs Impacted by Yen Life Actions ($ in billions) Yen Life & Other PFOs Highlights • Yen Life block running off $ 4 CAGR -8% $ 3 • Growth from protection and fee- $ based products 2 $ 1 – A&H growth returning 2015 2016 2017 – FX block increasing A&H and FX PFOs CAGR $ 4 +2% $ 3 $ 2 1 $ 2015 2016 2017 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 47 Adjusted PFOs Impacted by Yen Life Actions ($ in billions) Yen Life & Other PFOs Highlights • Yen Life block running off $ 4 CAGR -8% $ 3 • Growth from protection and fee- $ based products 2 $ 1 – A&H growth returning 2015 2016 2017 – FX block increasing A&H and FX PFOs CAGR $ 4 +2% $ 3 $ 2 1 $ 2015 2016 2017 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 47

Underlying Expense Efficiency Improving 1 Statutory Expense Ratio Highlights • Statutory expense ratio lower -130bps on improved operating expense performance coupled with premium growth 8.4% 8.0% • Direct expense ratio higher 7.1% driven by premium recognition 2015 2016 2017 difference Direct Expense Ratio +60bps 14.7% 14.5% 14.1% 2015 2016 2017 1 Gross country expenses divided by gross written premiums. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 48 reconciliations. Underlying Expense Efficiency Improving 1 Statutory Expense Ratio Highlights • Statutory expense ratio lower -130bps on improved operating expense performance coupled with premium growth 8.4% 8.0% • Direct expense ratio higher 7.1% driven by premium recognition 2015 2016 2017 difference Direct Expense Ratio +60bps 14.7% 14.5% 14.1% 2015 2016 2017 1 Gross country expenses divided by gross written premiums. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 48 reconciliations.

Strong Business Growth

Assets Under Management[1]



($ in billions)
CAGR
+11%
$76
$98
2015
1H 2018
By Currency Composition:
USD
JPY
AUD
Other

Highlights

- Well diversified currency mix
- Strong net investment income (NII) growth
  - NII of $1.3B in 1H 2018
  - Up from $1.1B in 1H 2015

[1] MetLife refers to assets under management as "Managed Assets".
See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

MetLife
49

Effective Allocation of Cash and Capital Capital Allocations Highlights ($ in billions) • More capital-efficient products $2.1 $2.0 5% 5% • Strict expense control • Steady reinvestment in 35% 38% business • Free cash flow increasing 21% 32% 36% 28% 2015 2017 New Businesses Operating Expenses Dividends Capital Investment See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 50 reconciliations. Effective Allocation of Cash and Capital Capital Allocations Highlights ($ in billions) • More capital-efficient products $2.1 $2.0 5% 5% • Strict expense control • Steady reinvestment in 35% 38% business • Free cash flow increasing 21% 32% 36% 28% 2015 2017 New Businesses Operating Expenses Dividends Capital Investment See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 50 reconciliations.

Key Takeaways • Sales growth in targeted products • Solid statutory premiums growth • Underlying expense efficiency improving 1 • Increasing AUM reflecting business growth • Effective allocation of cash and capital 1 MetLife refers to assets under management as “Managed Assets”. 51 Key Takeaways • Sales growth in targeted products • Solid statutory premiums growth • Underlying expense efficiency improving 1 • Increasing AUM reflecting business growth • Effective allocation of cash and capital 1 MetLife refers to assets under management as “Managed Assets”. 51

China Overview Siyi Sun Senior Vice President and General Manager, China China Overview Siyi Sun Senior Vice President and General Manager, China

Introduction • China is a fast growing life insurance market • MetLife is well-positioned in China to capture growth • Differentiated strategies that drive scale and generate value 53 Introduction • China is a fast growing life insurance market • MetLife is well-positioned in China to capture growth • Differentiated strategies that drive scale and generate value 53

China is Still Under-insured 1 2017 Life Insurance Penetration & Density China Market • Density (premium per capita): Life Insurance Life Insurance $225 Markets Density ($) Penetration 2 • Penetration (premium as a $ 6,756 Hong Kong (SAR) 14.6% percentage of GDP): 2.7% $3,835 Singapore 6.6% $2,411 • Huge potential for future Japan 6.3% growth $1,999 South Korea 6.6% $339 Malaysia 3.3% Thailand $237 3.6% China 2.7% $225 Indonesia 1.9% $73 India 2.8% $55 Philippines $37 1.2% Vietnam $30 1.3% 1 Source: Swiss Re 2 Hong Kong Special Administrative Region. 54 China is Still Under-insured 1 2017 Life Insurance Penetration & Density China Market • Density (premium per capita): Life Insurance Life Insurance $225 Markets Density ($) Penetration 2 • Penetration (premium as a $ 6,756 Hong Kong (SAR) 14.6% percentage of GDP): 2.7% $3,835 Singapore 6.6% $2,411 • Huge potential for future Japan 6.3% growth $1,999 South Korea 6.6% $339 Malaysia 3.3% Thailand $237 3.6% China 2.7% $225 Indonesia 1.9% $73 India 2.8% $55 Philippines $37 1.2% Vietnam $30 1.3% 1 Source: Swiss Re 2 Hong Kong Special Administrative Region. 54

1 MetLife is Well-positioned in China Market Highlights • Established in 2004 • Geographic coverage of 566 million 2 population and 55% of GDP 3 • Renminbi 10 billion GWP in 2017 4 • Solvency Ratio: 320%+ • Disciplined and responsible growth 1 2 MetLife presence depicted in blue-shaded area. Source: National Bureau of Statistics of China. 3 4 $1,424M at 2017 reported FX rate of 7.05 Renminbi to U.S. dollar. China solvency regime ratio as of June 30, 2018. 55 1 MetLife is Well-positioned in China Market Highlights • Established in 2004 • Geographic coverage of 566 million 2 population and 55% of GDP 3 • Renminbi 10 billion GWP in 2017 4 • Solvency Ratio: 320%+ • Disciplined and responsible growth 1 2 MetLife presence depicted in blue-shaded area. Source: National Bureau of Statistics of China. 3 4 $1,424M at 2017 reported FX rate of 7.05 Renminbi to U.S. dollar. China solvency regime ratio as of June 30, 2018. 55

Strategic Focus on Accelerating Value • Scale professional agency • Integrate Telemarketing and Digital • Activate customer value propositions • Generate value with capital efficiency 56 Strategic Focus on Accelerating Value • Scale professional agency • Integrate Telemarketing and Digital • Activate customer value propositions • Generate value with capital efficiency 56

Scaling Distinctive Professional Agency Force Highlights # of Agents • Highly productive sales force 9,136 • 99% college degree and above +50% • ~60% active agents – sell at least 1 6,358 life insurance policy per month • ~$3,000 sales per active agent per 4,058 month • 6.3% of all agents are members of the 1 Million Dollar Roundtable (MDRT) 2015 2016 2017 1 As per MDRT registration stats as of July 1, 2018. MDRT qualifications based on 2017 full-year results. Source: MDRT. 57 Scaling Distinctive Professional Agency Force Highlights # of Agents • Highly productive sales force 9,136 • 99% college degree and above +50% • ~60% active agents – sell at least 1 6,358 life insurance policy per month • ~$3,000 sales per active agent per 4,058 month • 6.3% of all agents are members of the 1 Million Dollar Roundtable (MDRT) 2015 2016 2017 1 As per MDRT registration stats as of July 1, 2018. MDRT qualifications based on 2017 full-year results. Source: MDRT. 57

Capturing Growth by Integrating Digital & Telemarketing

Digital

- 38
  Digital Partners
- 99%+
  of digital sales are in Accident & Health products
- #3 in Accident & Health products among foreign/JVs[1]

Online customer acquisition
+ **Offline** TM follow-up

WeSure 微保

JD.com 京东

Baidu 百度

Telemarketing

- 10%
  Telemarketing market share[1]
- 8 bank partners
- 8 own call centers
- $5,800+
  per telemarketing sales reps (TSRs) per month

MetLife

[1] Source: IAC. Year-to-date sales as of June 30, 2018.

58

Successfully Launching Compelling Solutions for the Right Customers Highlights • Target internationally minded and health proactive affluent customers • Move from product-oriented approach to end-to-end solutions approach • Launch signature moves under the common theme of Health 59 Successfully Launching Compelling Solutions for the Right Customers Highlights • Target internationally minded and health proactive affluent customers • Move from product-oriented approach to end-to-end solutions approach • Launch signature moves under the common theme of Health 59

Generating Value with Capital Efficiency ($ in millions) 2015 2017 CAGR 2015-2017 Sales $148 $234 26% Capital Deployed ~$200 ~$150 (12)% Statutory IRR >15% >15% See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 60 reconciliations. Generating Value with Capital Efficiency ($ in millions) 2015 2017 CAGR 2015-2017 Sales $148 $234 26% Capital Deployed ~$200 ~$150 (12)% Statutory IRR >15% >15% See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or 60 reconciliations.

Key Takeaways • Significant growth potential in China’s life insurance sector • MetLife China continues to scale, through differentiated distribution and customer solution strategy • Generating value with capital efficiency 61 Key Takeaways • Significant growth potential in China’s life insurance sector • MetLife China continues to scale, through differentiated distribution and customer solution strategy • Generating value with capital efficiency 61

Closing Remarks Kishore Ponnavolu President, Asia Closing Remarks Kishore Ponnavolu President, Asia

Closing Remarks • Asia is a significant opportunity for growth and value • MetLife is well-positioned to capture growth in the region • MetLife Asia is aligned with the Enterprise strategy • MetLife Asia creates substantial shareholder value 63 Closing Remarks • Asia is a significant opportunity for growth and value • MetLife is well-positioned to capture growth in the region • MetLife Asia is aligned with the Enterprise strategy • MetLife Asia creates substantial shareholder value 63

Q&A Q&A

John A. Hall Senior Vice President Investor Relations John Hall is senior vice president and head of investor relations for MetLife, Inc. Appointed to this position in June 2016, Hall manages and coordinates the presentation of MetLife’s financial results, messages and strategies to the analyst and investor community. Prior to joining MetLife, Hall was a managing director and senior insurance analyst in the Equity Research department at Wells Fargo Securities as well as a member of the Equity Research management team. He led a team of analysts dedicated to the coverage of the Life Insurance and Property & Casualty Insurance sectors. Hall spent more than 20 years as a sell-side equity analyst with lead equity analyst positions at the Prudential Equity Group, Alex, Brown & Sons, and Northington Partners. During his Wall Street career, Hall had been recognized repeatedly by The Wall Street Journal for stock picking in the life insurance, property & casualty insurance, and asset management sectors. Prior to starting his career on the sell side, Hall worked in business planning and financial analysis at John Hancock Financial Services. He is the past president and has served as a board member of the Association of Insurance Financial Analysts. Hall earned his B.S. in accounting from Rutgers College and his M.B.A. in finance from the Rutgers Graduate School of Management. John A. Hall Senior Vice President Investor Relations John Hall is senior vice president and head of investor relations for MetLife, Inc. Appointed to this position in June 2016, Hall manages and coordinates the presentation of MetLife’s financial results, messages and strategies to the analyst and investor community. Prior to joining MetLife, Hall was a managing director and senior insurance analyst in the Equity Research department at Wells Fargo Securities as well as a member of the Equity Research management team. He led a team of analysts dedicated to the coverage of the Life Insurance and Property & Casualty Insurance sectors. Hall spent more than 20 years as a sell-side equity analyst with lead equity analyst positions at the Prudential Equity Group, Alex, Brown & Sons, and Northington Partners. During his Wall Street career, Hall had been recognized repeatedly by The Wall Street Journal for stock picking in the life insurance, property & casualty insurance, and asset management sectors. Prior to starting his career on the sell side, Hall worked in business planning and financial analysis at John Hancock Financial Services. He is the past president and has served as a board member of the Association of Insurance Financial Analysts. Hall earned his B.S. in accounting from Rutgers College and his M.B.A. in finance from the Rutgers Graduate School of Management.

Kishore Ponnavolu President, Asia Kishore Ponnavolu became president of MetLife’s Asia region and a member of the Company’s Executive Group on September 1, 2018. The region covers a unique mix of mature and growth markets, including Japan, which is MetLife’s second-largest market and largest retail life insurance business. It also includes LumenLab, MetLife Asia’s innovation hub in Singapore, which Ponnavolu directly oversees. Previously, he served as executive vice president of MetLife Auto and Home from 2013 to 2018, and senior vice president and chief enterprise strategy officer at MetLife from 2011 to 2013. Under his leadership, MetLife Auto and Home achieved strong financial results while launching many first-to-market initiatives across product, distribution and customer areas. Prior to joining MetLife, Ponnavolu held leadership roles at American Express and General Electric. Prior to taking these roles, he was a Partner at McKinsey & Company. He started his consulting career at A.T. Kearney. He has worked in many of the world's regions. In addition, he has a very broad background in retail financial services that includes banking, wealth management, payments and insurance. He earned his bachelor’s and master's degrees from Osmania University in Hyderabad, India, and a Ph.D. from Drexel University. Kishore Ponnavolu President, Asia Kishore Ponnavolu became president of MetLife’s Asia region and a member of the Company’s Executive Group on September 1, 2018. The region covers a unique mix of mature and growth markets, including Japan, which is MetLife’s second-largest market and largest retail life insurance business. It also includes LumenLab, MetLife Asia’s innovation hub in Singapore, which Ponnavolu directly oversees. Previously, he served as executive vice president of MetLife Auto and Home from 2013 to 2018, and senior vice president and chief enterprise strategy officer at MetLife from 2011 to 2013. Under his leadership, MetLife Auto and Home achieved strong financial results while launching many first-to-market initiatives across product, distribution and customer areas. Prior to joining MetLife, Ponnavolu held leadership roles at American Express and General Electric. Prior to taking these roles, he was a Partner at McKinsey & Company. He started his consulting career at A.T. Kearney. He has worked in many of the world's regions. In addition, he has a very broad background in retail financial services that includes banking, wealth management, payments and insurance. He earned his bachelor’s and master's degrees from Osmania University in Hyderabad, India, and a Ph.D. from Drexel University.

Rebecca Tadikonda Executive Vice President Head of Strategic Growth Markets, Asia and Chief Strategy Officer MetLife, Inc. Rebecca Tadikonda is Executive Vice President, Head of Strategic Growth Markets, Asia and Chief Strategy Officer for MetLife. In this newly formed role, Tadikonda has responsibility for our Bangladesh, China, Hong Kong, India, Malaysia, Myanmar, Nepal, and Vietnam businesses. The focus will be on driving accelerated growth by enhancing distribution and leveraging digital and innovation to win with customers. As MetLife’s Chief Strategy Officer, Tadikonda leads the development and execution of the company’s strategy. Her role includes strategic capital allocation and driving focus on key elements of MetLife’s strategy in partnership with business and function leaders. Tadikonda also leads MetLife’s global new product development program, which focuses on maximizing the value of the product portfolio, in order to reduce risk and increase value growth and efficiency. She will transition this role to a new Chief Strategy Officer once her replacement has been identified. Prior to joining MetLife, Tadikonda was a Partner at Bain & Company in the Financial Services practice, where she advised global banks and insurance companies on growth strategy, customer strategy, and transformation. Her work included projects in the U.S., Asia, and Latin America. Tadikonda also worked in marketing at VeriSign and DHL. Tadikonda studied economics at Dartmouth College and earned an M.B.A. from Stanford University. Rebecca Tadikonda Executive Vice President Head of Strategic Growth Markets, Asia and Chief Strategy Officer MetLife, Inc. Rebecca Tadikonda is Executive Vice President, Head of Strategic Growth Markets, Asia and Chief Strategy Officer for MetLife. In this newly formed role, Tadikonda has responsibility for our Bangladesh, China, Hong Kong, India, Malaysia, Myanmar, Nepal, and Vietnam businesses. The focus will be on driving accelerated growth by enhancing distribution and leveraging digital and innovation to win with customers. As MetLife’s Chief Strategy Officer, Tadikonda leads the development and execution of the company’s strategy. Her role includes strategic capital allocation and driving focus on key elements of MetLife’s strategy in partnership with business and function leaders. Tadikonda also leads MetLife’s global new product development program, which focuses on maximizing the value of the product portfolio, in order to reduce risk and increase value growth and efficiency. She will transition this role to a new Chief Strategy Officer once her replacement has been identified. Prior to joining MetLife, Tadikonda was a Partner at Bain & Company in the Financial Services practice, where she advised global banks and insurance companies on growth strategy, customer strategy, and transformation. Her work included projects in the U.S., Asia, and Latin America. Tadikonda also worked in marketing at VeriSign and DHL. Tadikonda studied economics at Dartmouth College and earned an M.B.A. from Stanford University.

John D. McCallion Executive Vice President and Chief Financial Officer MetLife, Inc. John McCallion is executive vice president and chief financial officer of MetLife, Inc. In this role, he oversees all financial management matters, including financial reporting, treasury, corporate actuarial, tax, investor relations and mergers and acquisitions. McCallion served as MetLife’s treasurer from 2016 to 2018. Prior to that, he was chief financial officer of MetLife’s EMEA (Europe, the Middle East and Africa) region, based in London, from 2012 to 2016. In this role, he was responsible for all financial management matters for EMEA, including financial reporting and analysis, capital planning, pricing, actuarial, tax and risk management. As MetLife’s head of investor relations from 2011 to 2012, McCallion managed and coordinated the presentation of the company’s financial results, messages and strategies to the analyst and investor community. He also previously served as vice president and chief financial officer of MetLife’s investments department, managing financial analysis and reporting for more than $450 billion in investments. McCallion joined MetLife in July 2006 after spending 10 years in PricewaterhouseCoopers’ insurance audit practice, where he worked with multinational and U.S. clients in the life and property/casualty insurance industries. McCallion earned a Bachelor of Science degree in accounting from Syracuse University and an M.B.A. from the University of Pennsylvania, The Wharton School. He is a certified public accountant and a member of the American Institute of Certified Public Accountants. John D. McCallion Executive Vice President and Chief Financial Officer MetLife, Inc. John McCallion is executive vice president and chief financial officer of MetLife, Inc. In this role, he oversees all financial management matters, including financial reporting, treasury, corporate actuarial, tax, investor relations and mergers and acquisitions. McCallion served as MetLife’s treasurer from 2016 to 2018. Prior to that, he was chief financial officer of MetLife’s EMEA (Europe, the Middle East and Africa) region, based in London, from 2012 to 2016. In this role, he was responsible for all financial management matters for EMEA, including financial reporting and analysis, capital planning, pricing, actuarial, tax and risk management. As MetLife’s head of investor relations from 2011 to 2012, McCallion managed and coordinated the presentation of the company’s financial results, messages and strategies to the analyst and investor community. He also previously served as vice president and chief financial officer of MetLife’s investments department, managing financial analysis and reporting for more than $450 billion in investments. McCallion joined MetLife in July 2006 after spending 10 years in PricewaterhouseCoopers’ insurance audit practice, where he worked with multinational and U.S. clients in the life and property/casualty insurance industries. McCallion earned a Bachelor of Science degree in accounting from Syracuse University and an M.B.A. from the University of Pennsylvania, The Wharton School. He is a certified public accountant and a member of the American Institute of Certified Public Accountants.

Sachin N. Shah Executive Vice President General Manager Japan Sachin N. Shah is the Chairman, President and Chief Executive Officer of MetLife Insurance K.K., and Executive Vice President for MetLife Inc. He is responsible for overseeing all of MetLife's operations in Japan. Shah has held these positions since August 1, 2013. Shah joined MetLife in 1999 as a vice president in the company’s U.S. Institutional business. Prior to joining MetLife, Shah held senior roles at companies in the U.S. financial industry, including at Bankers Trust and National Discount Brokers and Pershing, a division of Donaldson, Lufkin & Jenrette Securities Corporation. Earlier in his career, he held engineering positions at Schindler Elevator and Allied Signal. Shah currently serves as president of the American Chamber of Commerce in Japan and as a board member for the U.S.-Japan Business Council. Shah is married with two sons and a daughter, and is an avid fan of baseball. He received a B.S. degree in electrical engineering and a master’s degree in technology and business management from Stevens Institute of Technology in New Jersey. Sachin N. Shah Executive Vice President General Manager Japan Sachin N. Shah is the Chairman, President and Chief Executive Officer of MetLife Insurance K.K., and Executive Vice President for MetLife Inc. He is responsible for overseeing all of MetLife's operations in Japan. Shah has held these positions since August 1, 2013. Shah joined MetLife in 1999 as a vice president in the company’s U.S. Institutional business. Prior to joining MetLife, Shah held senior roles at companies in the U.S. financial industry, including at Bankers Trust and National Discount Brokers and Pershing, a division of Donaldson, Lufkin & Jenrette Securities Corporation. Earlier in his career, he held engineering positions at Schindler Elevator and Allied Signal. Shah currently serves as president of the American Chamber of Commerce in Japan and as a board member for the U.S.-Japan Business Council. Shah is married with two sons and a daughter, and is an avid fan of baseball. He received a B.S. degree in electrical engineering and a master’s degree in technology and business management from Stevens Institute of Technology in New Jersey.

Koichiro (Koichi) Yamaguchi Senior Vice President Sales Channel Head Japan Koichiro (Koichi) Yamaguchi is Director, Representative Statutory Executive Officer, Chief Distribution Officer, of MetLife Insurance K.K., and Senior Vice President, Sales Channel Head of Japan, for MetLife Inc. He is responsible for the company’s sales and distribution channels in Japan. Yamaguchi has extensive experience in the global life insurance industry, including in Japan, the U.S. and Europe. Before joining MetLife in February 2014, Yamaguchi was President, European Region, at Prudential International Insurance, where he was responsible for developing Prudential’s European insurance presence. He was also Senior Vice President for Prudential International’s Strategic Initiatives Unit, responsible for strategic projects in Asia and Latin America. Earlier in his career, Yamaguchi was Chief Operations Officer at Gibraltar Insurance Co. in Japan. He led the insurance business of the Investment Banking Department at UBS Securities Japan Ltd. He spent 16 years at Nippon Life Insurance Co., where, among other roles, he was Deputy General Manager of the Corporate Planning Department. Yamaguchi received a B.S. degree in Economics from the Doshisha University and an M.B.A degree from Cornell University. Koichiro (Koichi) Yamaguchi Senior Vice President Sales Channel Head Japan Koichiro (Koichi) Yamaguchi is Director, Representative Statutory Executive Officer, Chief Distribution Officer, of MetLife Insurance K.K., and Senior Vice President, Sales Channel Head of Japan, for MetLife Inc. He is responsible for the company’s sales and distribution channels in Japan. Yamaguchi has extensive experience in the global life insurance industry, including in Japan, the U.S. and Europe. Before joining MetLife in February 2014, Yamaguchi was President, European Region, at Prudential International Insurance, where he was responsible for developing Prudential’s European insurance presence. He was also Senior Vice President for Prudential International’s Strategic Initiatives Unit, responsible for strategic projects in Asia and Latin America. Earlier in his career, Yamaguchi was Chief Operations Officer at Gibraltar Insurance Co. in Japan. He led the insurance business of the Investment Banking Department at UBS Securities Japan Ltd. He spent 16 years at Nippon Life Insurance Co., where, among other roles, he was Deputy General Manager of the Corporate Planning Department. Yamaguchi received a B.S. degree in Economics from the Doshisha University and an M.B.A degree from Cornell University.

Nicholas Walters Senior Vice President, Chief Financial Officer Japan Nicholas Walters is Senior Vice President, Chief Financial Officer, MetLife Insurance K.K., and Senior Vice President for MetLife Inc. He is currently responsible for Actuarial Services, Financial Reporting, Expense Management, Procurement, Financial Planning & Analysis and Treasury functions. Prior to his current role, Walters served as Deputy CFO and Senior Accounting Officer, during which time he was responsible for all Financial Reporting, Investment Accounting, and Financial Planning & Analysis, Expense Management, Tax, SOX Control and Procurement functions in Japan. Walters joined MetLife in June of 2012. Earlier in his career, Walters was a tax partner at Deloitte in Japan; he has also held tax positions at Lehman Brothers and Standard Chartered Bank in Tokyo and Singapore, respectively. Walters received his bachelor’s degree in Modern Languages from Keble College, Oxford, where he graduated with honors. Nicholas Walters Senior Vice President, Chief Financial Officer Japan Nicholas Walters is Senior Vice President, Chief Financial Officer, MetLife Insurance K.K., and Senior Vice President for MetLife Inc. He is currently responsible for Actuarial Services, Financial Reporting, Expense Management, Procurement, Financial Planning & Analysis and Treasury functions. Prior to his current role, Walters served as Deputy CFO and Senior Accounting Officer, during which time he was responsible for all Financial Reporting, Investment Accounting, and Financial Planning & Analysis, Expense Management, Tax, SOX Control and Procurement functions in Japan. Walters joined MetLife in June of 2012. Earlier in his career, Walters was a tax partner at Deloitte in Japan; he has also held tax positions at Lehman Brothers and Standard Chartered Bank in Tokyo and Singapore, respectively. Walters received his bachelor’s degree in Modern Languages from Keble College, Oxford, where he graduated with honors.

Siyi Sun Senior Vice President General Manager China Siyi Sun is General Manager of Sino-US United MetLife Insurance Company, and Senior Vice President for MetLife Inc. She was appointed to this position on May 1, 2017. Sun has over 20 years of experience in the life insurance industry with a focus on international business. Sun joined MetLife from ALICO, where she started in 1999. She has held a variety of actuarial and risk management roles at both ALICO and MetLife, including International Head of Asset and Liability Management for Asia and EMEA; appointed Actuary for ALICO; and Asia Chief Actuary. She is a member of the Board of Directors for Sino-US United MetLife Insurance Company, and served as board member of MetLife Limited and MetLife HK Limited. She has been a key contributor to many of the region’s major initiatives. Sun is a member of the American Academy of Actuaries (2001), fellow of the Society of Actuaries (2003), and Chartered Enterprise Risk Analyst (2009). She holds an M.S. degree from Arizona State University and a B.S. degree from Shanghai Jiao Tong University. Siyi Sun Senior Vice President General Manager China Siyi Sun is General Manager of Sino-US United MetLife Insurance Company, and Senior Vice President for MetLife Inc. She was appointed to this position on May 1, 2017. Sun has over 20 years of experience in the life insurance industry with a focus on international business. Sun joined MetLife from ALICO, where she started in 1999. She has held a variety of actuarial and risk management roles at both ALICO and MetLife, including International Head of Asset and Liability Management for Asia and EMEA; appointed Actuary for ALICO; and Asia Chief Actuary. She is a member of the Board of Directors for Sino-US United MetLife Insurance Company, and served as board member of MetLife Limited and MetLife HK Limited. She has been a key contributor to many of the region’s major initiatives. Sun is a member of the American Academy of Actuaries (2001), fellow of the Society of Actuaries (2003), and Chartered Enterprise Risk Analyst (2009). She holds an M.S. degree from Arizona State University and a B.S. degree from Shanghai Jiao Tong University.